SCUDDER
                                                                INVESTMENTS (SM)
                                                                [LOGO]

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EQUITY/DOMESTIC
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Scudder Small
Company Value Fund
Fund #078










Annual Report
July 31, 2000

For investors seeking long-term growth of capital by investing primarily in undervalued common stocks of small U.S. companies.

A no-load fund with no commissions to buy, sell, or exchange shares.

Contents
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      4   Letter from the Fund's President

      6   Performance Update

      8   Portfolio Summary

     10   Portfolio Management Discussion

     17   Glossary of Investment Terms

     18   Investment Portfolio

     27   Financial Statements

     30   Financial Highlights

     31   Notes to Financial Statements

     36   Report of Independent Accountants

     37   Tax Information

     38   Shareholder Meeting Results

     39   Officers and Trustees

     40   Investment Products and Services

     42   Account Management Resources

Scudder Small Company Value Fund
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ticker symbol SCSUX                                              fund number 078
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Date of Inception:    o For its most recent fiscal year ended July 31, 2000,
10/6/95                 Scudder Small Company Value Fund posted a -14.43% total
                        return. The returns of the Russell 2000 Value Index and
                        the Russell 2000 Index were 4.84% and 13.75%,
                        respectively, over the same time period.
Total Net Assets as
of 7/31/00:           o During a volatile period for small company value
$160.7 million          stocks, the fund is up 42.77% since inception, with an
                        average annual total return of 7.66%.

                      o We are hopeful that recent signs of a shift towards
                        more reasonable valuations in the stock market could lead to a sustainable rally in small-cap value stocks over the coming year and improved relative performance for the fund.

Letter from the Fund's  President
--------------------------------------------------------------------------------

Dear Shareholders,

We are pleased to report on Scudder Small Company Value Fund's most recent fiscal year ended July 31, 2000. The fund seeks long-term growth of capital by applying two techniques that historically have provided superior long-term returns: investing in small stocks and employing value-oriented selection criteria. The fund's selection process begins by narrowing the prospective investment universe to U.S. companies with a market capitalization of less than $1.5 billion. To this list, a proprietary screening process that evaluates a stock's future return potential based on valuation, growth, and risk characteristics is then applied. The small company stocks we identify as displaying the most attractive combination of these investment characteristics make up the fund's portfolio.

The fund's most recent fiscal year was a difficult one. The fund posted a -14.43% total return, compared with the 4.84% return of the Russell 2000 Value Index and the 13.75% return of the Russell 2000 Index. The fund has a stronger value orientation than either of these two indices, which caused it to underperform during the period when small capitalization value stocks remained largely out of favor. Percentage differences in performance between small-cap growth and small-cap value stocks reached a near-record high during the period, as a narrowly focused market sought out health and technology issues to the exclusion of most other sectors. At the present time, as described in the Portfolio Management Discussion that begins on page 10, the fund's orientation toward value stocks with higher earnings growth has not been rewarded nearly as much as a focus on price momentum alone.

We believe that the fund's emphasis on holding stocks with strong fundamentals will be rewarded over time. And, as in the past, the fund's distinct value orientation should prove beneficial when style leadership swings back from growth to value. For our shareholders, we would like to emphasize the continued importance of holding a diversified portfolio of stocks, including growth and value, large and small capitalization, domestic and international, as well as fixed-income and money market holdings as appropriate.

If you have any questions regarding Scudder Small Company Value Fund or any other Scudder fund, please call Investor Relations at 1-800-SCUDDER. Or visit Scudder's Web site at www.scudder.com.

Sincerely,

/s/Linda C. Coughlin

Linda C. Coughlin

President

Scudder Small Company Value Fund

Performance Update
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                                                                   July 31, 2000

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Growth of a $10,000 Investment
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THE ORIGINAL DOCUMENT CONTAINS A LINE CHART HERE

LINE CHART DATA:

         Scudder Small        Russell 2000                            S&PO500
       Company Value Fund     Value Index*    Russell 2000 Index*      Index*

  10/95**   10000                 10000           10000               10000
   1/96     10350                 10539           10516               10990
   7/96     10877                 10771           10603               11184
   1/97     13204                 12892           12509               13885
   7/97     16090                 15189           14143               17016
   1/98     17465                 16431           14769               17624
   7/98     17533                 16110           14468               20301
   1/99     16324                 15303           14816               23353
   7/99     16685                 16091           15540               24404
   1/00     13855                 15022           17443               25771
   7/00     14277                 16870           17677               26599

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Fund Index Comparison
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                                                                    Total Return
                                Growth of                              Average
Period ended 7/31/2000          $10,000             Cumulative         Annual
--------------------------------------------------------------------------------
Scudder Small Company Value Fund
--------------------------------------------------------------------------------
1 year                         $   8,557              -14.43%         -14.43%
--------------------------------------------------------------------------------
Life of Fund**                 $  14,277               42.77%           7.66%
--------------------------------------------------------------------------------
Russell 2000 Value Index*
--------------------------------------------------------------------------------
1 year                         $  10,484                4.84%           4.84%
--------------------------------------------------------------------------------
Life of Fund**                 $  16,870               68.70%          11.66%
--------------------------------------------------------------------------------
Russell 2000 Index*
--------------------------------------------------------------------------------
1 year                         $  11,375               13.75%          13.75%
--------------------------------------------------------------------------------
Life of Fund**                 $  17,677               76.77%          12.77%
--------------------------------------------------------------------------------
S&P 500 Index*
--------------------------------------------------------------------------------
1 year                         $  10,900                9.00%           9.00%
--------------------------------------------------------------------------------
Life of Fund**                 $  26,599              165.99%          22.49%
--------------------------------------------------------------------------------

* The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
**   The Fund commenced operations on October 6, 1995.

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Rates and Per Share Information
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THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE SCUDDER SMALL
COMPANY VALUE FUND TOTAL RETURN (%) AND RUSSELL 2000 VALUE INDEX* TOTAL RETURN
(%)

BAR CHART DATA:

                          Yearly periods ended July 31

                            1996**    1997        1998       1999       2000
--------------------------------------------------------------------------------
Fund Total
Return (%)                    8.77    47.92       8.97      -4.84      -14.43
--------------------------------------------------------------------------------
Index Total
Return (%)                    7.71    41.14       6.06       -.12        4.84
--------------------------------------------------------------------------------
Net Asset Value ($)          13.00    19.18      20.58      19.40       16.58
--------------------------------------------------------------------------------
Income
Dividends ($)                  .05      .03        .02        .05         .02
--------------------------------------------------------------------------------
Capital Gains
Distributions ($)               --      .01        .30        .14          --
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*    The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.
**   The Fund commenced operations on October 6, 1995.

     Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total returns for the one year and life of Fund periods would have been lower.

Portfolio Summary
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                                                                   July 31, 2000

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Asset Allocation
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                                                            The fund seeks to be
                                                           fully invested in the
                                                             stocks of small-cap
                                                                 U.S. companies.

A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.


Common Stock                98%
Cash Equivalents             2%
------------------------------------
                           100%
------------------------------------

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Stock Characteristics
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                                                        Management's emphasis on
                                                          stocks with attractive
                                                           valuations is evident
                                                                   in the fund's
                                                                 price/earnings,
                                                                price/sales, and
                                                        price/book value ratios,
                                                            which are lower than
                                                           those for both small-
                                                           and large-cap stocks.

                                   Russell
                                    2000      Russell
Median Values            Fund      Value*      2000**      S&P 500***
--------------------------------------------------------------------------------
Small Companies
($ millions)
--------------------------------------------------------------------------------
Market
Capitalization           316         380        421         7,444
--------------------------------------------------------------------------------
Value Orientation
--------------------------------------------------------------------------------
P/E Trailing Twelve
Months                  8.9x       14.7x      18.6x         19.2x
--------------------------------------------------------------------------------
Price/Sales             0.4x        0.9x       1.2x          1.3x
--------------------------------------------------------------------------------
Price/Book Value        1.1x        1.4x       1.8x          2.9x
--------------------------------------------------------------------------------

* The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth rates.

** The Russell 2000 Index is an unmanaged capitalization-weighted measure of approximately 2000 small U.S. stocks.

*** The Standard & Poor's 500 Index is a capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

--------------------------------------------------------------------------------
Ten Largest Equity Holdings
--------------------------------------------------------------------------------
(16% of the Portfolio)                                    The fund's disciplined
                                                            approach emphasizing
                                                         value stocks was not in
                                                            favor as returns for
                                                              stocks with higher
                                                            earnings growth were
                                                         actually negative after
                                                           taking price momentum
                                                                   into account.

  1.     El Paso Electric Co.
         Generator and distributor of electricity

  2.     Cleco Corp.
         Electric utility

  3.     NVR, Inc.
         Builder of single-family homes, townhouses and condominium apartment buildings

  4.     Curtiss-Wright Corp.
         Producer of precision components for aerospace, industrial and marine companies

  5.     Northwestern Corp.
         Electric and natural gas service, propane distribution

  6.     Roadway Express, Inc.
         Less-than-truckload shipping services

  7.     Energen Corp.
         Natural gas distribution, oil and gas exploration and production

  8.     Advest Group, Inc.
         Provider of retail brokerage, institutional sales, writing and distribution of corporate and municipal securities, and other services

  9.     NUI Corp.
         Natural gas utility

 10.     First Federal Financial Corp.
         Bank holding company



For more complete details about the Fund's investment portfolio, see page 18. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                   July 31, 2000

In the following interview, portfolio managers James Eysenbach and Calvin Young discuss the fund's market environment and strategy for its most recent fiscal year ended July 31, 2000.

Q: How did Scudder Small Company Value Fund perform over the past twelve months?

A: The fund's total return was -14.43% for its most recent fiscal year ended July 31, 2000. The return of the fund's benchmark, the Russell 2000 Value Index, was 4.84% over the same period. Since the fund's inception on October 6, 1995, it has returned 42.77%, for an average annual return of 7.66%.

Q: Please comment on the fund's performance.

A: It was a disappointing 12 months for the fund. In the current volatile market environment, our search for long-term value based on company fundamentals did not deliver strong relative performance. Because the fund's portfolio has even stronger value characteristics than the value index, we would expect our approach to produce less favorable results in a period favoring growth stocks. The magnitude of the shortfall versus the value index was surprising, however. In past periods when value was out of favor, our strategy produced better investment returns because (1) value's underperformance was less extreme and (2) focusing on cheap stocks with a demonstrated record of strong earnings growth typically helped performance.

In the past year, investors caught up in the thrill of new-era investing largely ignored fundamentals such as earnings growth. Instead, the characteristic most desired was "relative strength," or a stock price that had gone up in the past. In other words, the best-performing strategy was to chart the stock price, look for the steepest upward sloping line, and buy the stock. By contrast, the returns that came from focusing on stocks with higher earnings growth were actually negative after taking price momentum into account. (See chart, "Investing By Fundamentals Was Not Rewarded Over the Period" on page 11.)

--------------------------------------------------------------------------------
Investing By Fundamentals Was Not Rewarded Over the Period
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                                                Scudder
                                          Small Company Value       Russell 2000
                                                 Fund                Value Index
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Growth
   Earnings Per Share Growth Rate               14.4%                  11.5%
Valuation                                       10.2x                  16.5x
   Price/Earnings                               1.16x                  1.43x
   Price/Book                                   0.35x                  0.66x
   Price/Sales
Momentum
   Relative Strength Versus Broader
   Market*                                       0.89                   1.12
Performance
   One-Year Total Return                       -14.43%                 4.84%
--------------------------------------------------------------------------------

* The 12-month change in the prices of stocks within the respective portfolios, compared with the average 12-month change in the prices of stocks within a broad universe (market capitalization of $250 million and above).

Source:  NIS Fundamental Summary, August 1999-July 2000


Even in the Russell 2000 Value Index, the stocks driving performance were not what would typically be considered value stocks. The majority of the index's leaders, for example, were reporting losses and the others had average stock prices of 30 times earnings at the beginning of the period. These stocks returned over 300% for the year. By contrast, the typical stock in the index had a P/E of only 18 and returned -13%. (See chart, "Russell 2000 Value Index Leaders" on page 12.)

Q: Can you characterize the market environment for small-cap value stocks over the fund's most recent fiscal year?

A: It was a year of extremes. There was extreme narrowness in the market caused by investors' singular focus on the tech/biotech new economy theme. The health care sector returned 90% and technology 66% over the period, resulting in unprecedented spreads between growth and value.

--------------------------------------------------------------------------------
Russell 2000 Value Index Leaders
Stocks with greatest impact on index return from 7/31/1999 through 7/31/2000
--------------------------------------------------------------------------------

                                                7/31/99          7/31/99-7/31/00
                                            Price/Earnings        Total Return
--------------------------------------------------------------------------------
PE Corp Celera Genomics Group             negative earnings             559%

Integrated Device Tech                    negative earnings             308%

MRV Communications                        negative earnings             659%

Quest Diagnostics                                 24                    292%

Tektronix                                 negative earnings              95%

Vertex Pharmaceuticals                    negative earnings             288%

Coherent                                          40                    229%

Protein Design Labs                       negative earnings             356%

International Rectifier                           37                    281%

Silicon Valley Bancshares*                        17                    258%
--------------------------------------------------------------------------------
* Only index leader remaining in Russell 2000 Value Index after 6/30/2000 rebalancing.

In the first seven months of the period, the overall small-cap market as characterized by the Russell 2000 Index increased 31%; the Russell 2000 Growth Index rose 60%, while the Russell 2000 Value Index declined 1%. The next five months saw a partial reversal: a 13% drop in the Russell 2000 with the Russell 2000 Growth down 24% and the Russell 2000 Value up 6%. Nevertheless, the period favored growth on balance by a spread of 16 percentage points.

Prior to this year, the typical absolute monthly spread between small-cap value and small-cap growth was 2 percentage points. Over the past 12 months, the average absolute monthly spread ballooned to 9 percentage points and was an astonishing 17 percentage points in February alone!

Q: Which sectors contributed to or detracted from fund performance?

A: As we've stated, health care and technology drove index returns. We were underweighted in both sectors due to their high valuations. Despite the expensive valuations, the market pushed these stocks to even higher levels for most of the period. The fund's strongest returns came in technology, but our holdings -- selling at more reasonable valuations within the tech sector -- did not keep pace with the higher priced stocks in the sector. In health care, the outsized gains were predominately among biotech stocks, many of which are still reporting losses and thus did not meet our valuation criteria. Our overweights in consumer cyclicals and manufacturing hurt performance. Even with inexpensive valuations and in many cases strong earnings growth, these stocks were largely ignored by investors or sold as a source of cash for increased technology and health care investments.

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Small-Cap Style Performance
--------------------------------------------------------------------------------

THE ORIGINAL DOCUMENT CONTAINS A MOUNTAIN CHART HERE

Russell 2000 Value Total Return minus Russell 2000 Growth Total Return

MOUNTAIN CHART DATA (FROM 1980-1999):

Positive numbers indicate "Value Outperforming"
Negative numbers indicate "Growth Outperforming"

                                -15.46
                                -21.23
                                -27.30
                                -11.11
                                -12.21
                                -14.58
                                -15.55
                                -23.48
                                -24.90
                                -28.32
                                -37.48
                                -42.56
                                -26.88
                                -14.68
                                 -6.86
                                -19.33
                                -15.50
                                -19.68
                                 -5.50
                                  0.54
                                  8.85
                                 15.43
                                 16.66
                                 26.59
                                 24.09
                                 20.83
                                 21.15
                                 21.99
                                 19.51
                                 21.88
                                 16.56
                                 17.01
                                 16.58
                                 14.24
                                 14.66
                                  8.49
                                  7.54
                                  1.38
                                 -8.59
                                 -7.34
                                 -4.99
                                -10.96
                                -18.62
                                 -9.72
                                 -5.52
                                 -1.33
                                 11.58
                                 15.05
                                 18.50
                                 26.23
                                 27.72
                                 25.08
                                 23.51
                                 23.42
                                 23.81
                                 20.99
                                 18.93
                                 20.13
                                 17.96
                                 20.01
                                 18.10
                                 12.50
                                  9.71
                                  8.16
                                  9.56
                                  7.50
                                  9.41
                                  6.10
                                  9.96
                                  7.73
                                  4.94
                                  0.77
                                  0.04
                                  0.80
                                  1.87
                                  1.47
                                 -3.03
                                 -2.23
                                 -3.82
                                  0.69
                                  1.76
                                  3.63
                                  1.97
                                  2.25
                                  3.83
                                  3.28
                                  0.98
                                  0.19
                                  2.81
                                  3.96
                                  5.27
                                  3.97
                                  1.69
                                 -3.04
                                  5.61
                                  7.24
                                  3.37
                                  8.94
                                 10.51
                                  9.70
                                  9.50
                                  9.65
                                  9.52
                                  9.51
                                 10.78
                                 10.68
                                  8.06
                                  6.41
                                  9.10
                                  3.82
                                  5.31
                                  5.67
                                  4.74
                                  2.44
                                  4.94
                                  1.23
                                 -2.48
                                 -4.00
                                 -6.21
                                 -8.43
                                 -7.74
                                 -3.54
                                 -6.04
                                 -6.62
                                 -5.59
                                 -8.34
                                -11.29
                                 -8.63
                                 -4.55
                                 -2.00
                                 -2.05
                                 -4.08
                                 -4.36
                                 -9.31
                                 -9.18
                                 -8.14
                                 -5.53
                                 -1.74
                                  1.34
                                 -0.96
                                 -6.26
                                -10.79
                                -14.95
                                 -7.43
                                 -9.48
                                 -7.67
                                 -1.58
                                  4.51
                                  7.43
                                 10.62
                                 11.92
                                 14.73
                                 17.31
                                 18.12
                                 19.65
                                 17.10
                                 21.37
                                 24.33
                                 25.60
                                 23.17
                                 18.99
                                 12.91
                                 10.38
                                 10.29
                                  7.35
                                  7.39
                                  8.85
                                 13.24
                                 10.48
                                  6.84
                                 -0.07
                                  0.59
                                  0.64
                                  5.87
                                  6.72
                                  6.43
                                  4.0
                                  3.25
                                  0.84
                                 -0.69
                                  0.88
                                  1.50
                                  0.56
                                 -3.78
                                 -3.18
                                 -4.72
                                -11.19
                                -17.07
                                -10.54
                                 -9.61
                                 -4.63
                                 -5.59
                                 -5.29
                                 -5.46
                                 -8.0
                                 -4.78
                                -13.08
                                -17.85
                                 -5.37
                                  7.63
                                  2.82
                                  0.87
                                  6.25
                                  9.64
                                 10.11
                                  7.43
                                 18.34
                                 21.80
                                 28.11
                                 26.03
                                 23.64
                                 15.88
                                 17.29
                                 19.30
                                 16.01
                                 16.52
                                 18.84
                                 18.72
                                  7.95
                                  1.97
                                 -1.93
                                 10.82
                                  6.69
                                  7.36
                                 14.34
                                 12.04
                                  8.17
                                  0.90
                                 -7.68
                                -14.11
                                 -7.70
                                -10.99
                                -11.56
                                -13.45
                                -14.01
                                -14.64
                                -29.22
                                -26.8
                                -28.56
                                -34.08
                                -44.58
                                -37.49
                                -72.26
                                -45.79
                                -26.99
                                -19.95
                                -29.32
                                -16.28

               Past performance is no guarantee of future results.

--------------------------------------------------------------------------------

Q: What would you say to investors who have been awaiting a resurgence by value investments?

A: From history, we know that style leadership tends to rotate between growth and value, particularly after significant outperformance by one style. Over the short term this effect can be magnified by momentum, but over the longer term prices tend to follow fundamentals. There are many very inexpensive companies within the small-cap universe -- approximately 20% of these stocks are selling at single-digit price-to-earnings ratios. Small-cap value stocks offer many promising opportunities, which we believe will ultimately be recognized by the market. (See chart on small-cap value versus small-cap growth performance over the 20-year period ended July 31, 2000.)

Q: What is your outlook for the fund and its category over the coming months?

A: We have yet to see a sustained shift in favor of small cap value, but there have been signs of a shift from the market extremes earlier in the year and a renewed interest in stocks selling at more reasonable valuations. These shifts have a way of creeping up on investors and are often not fully recognized until the next phase is well underway. Thus it makes sense to maintain a long-term commitment to a diversified mix of funds -- including large- and small-cap, value and growth styles -- and not attempt to jump between styles based upon what has been hot in the recent past. We believe Scudder Small Company Value Fund is well positioned to benefit from a rebound in small company value stocks driven by a market more focused on fundamental investing.

--------------------------------------------------------------------------------

                            How the fund is managed

                             Investment Discipline

The fund's portfolio managers rely on a proprietary, quantitative screening process to identify attractively valued stocks with above-average capital appreciation potential from the fund's investment universe of approximately 2,000 small U.S. companies. Four primary factors are considered: valuation, trends in sales and earnings, price momentum, and risk. Valuation helps the fund's managers measure how inexpensive a security is relative to the overall small-cap universe. Sales and earnings trends suggest whether the company's fundamentals are stable, improving or deteriorating. Price momentum provides an indicator of how the market is responding to these fundamentals. Risk measures help management understand the degree of financial uncertainty for a given company. Each stock is then ranked based on its relative attractiveness.

                             Portfolio Construction

Management builds a diversified portfolio of attractively rated companies. To limit individual security risk and provide trading flexibility, 150 or more securities are held in the portfolio. On an ongoing basis, a proprietary portfolio optimization program is used to determine which securities should be replaced due to diminishing return prospects. The process allows the fund's managers to keep the portfolio focused on attractively rated companies, while managing overall portfolio risk and turnover.

--------------------------------------------------------------------------------

Scudder Small Company Value Fund:
A Team Approach to Investing

Scudder Small Company Value Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

Lead portfolio manager James M. Eysenbach is responsible for overseeing the fund's day-to-day management and investment strategies. Mr. Eysenbach joined the Adviser in 1991 as a senior quantitative analyst and has more than 13 years of investment management experience, specializing in quantitative research, analysis, and portfolio management.

Calvin S. Young serves as portfolio manager for the fund. Mr. Young joined the Adviser in 1990 as a quantitative analyst and has more than nine years of investment industry experience with a special focus on small companies.

Glossary of Investment Terms
--------------------------------------------------------------------------------

           Market The value of a company's outstanding shares of common stock, Capitalization determined by multiplying the number of shares outstanding by the share price (shares x price = market capitalization). The universe of publicly traded companies is frequently divided into large-, mid-, and small-capitalizations.

       Over/Under  Refers to the allocation of assets -- usually by sector,
        Weighting  industry, or country -- within a portfolio relative to a benchmark index (e.g., the Russell 2000 Index), or an investment universe.

   Price/Earnings  A widely used gauge of a stock's valuation that indicates
      Ratio (P/E) what investors are paying for a company's earnings on a per (also "earnings share basis. A higher "earnings multiple" indicates a higher multiple")  expected growth rate and the potential for greater price fluctuations.

     Quantitative A systematic approach to evaluating a security based on its Model financial characteristics.

         Standard A statistical measure of the degree to which an investment's Deviation return tends to vary from the mean return. Frequently used in portfolio management to measure the variability of past returns and to gauge the likely range of possible future returns.

      Value Stock  A company whose stock price does not fully reflect its intrinsic value, as indicated by price-earnings ratio, price-book value ratio, dividend yield, or some other valuation measure, relative to its industry or the market overall. Value stocks tend to display less price volatility and may carry higher dividend yields.

(Source: Scudder Kemper Investments, Inc.; Barron's Dictionary of Finance and Investment Terms)

Investment Portfolio                                         as of July 31, 2000
--------------------------------------------------------------------------------

                                           Principal
                                          Amount ($)   Value ($)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Repurchase Agreements 2.1%
--------------------------------------------------------------------------------

 State Street Bank and Trust Company,
    6.53%, to be repurchased at
    $3,469,629  on 8/1/2000**
    (Cost $3,469,000) .................   3,469,000   3,469,000

                                             Shares
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Common Stocks 97.9%
--------------------------------------------------------------------------------

 Consumer Discretionary 13.3%
 Apparel & Shoes 1.6%
 Brown Shoe Company, Inc. .............      27,800     394,413
 Hartmarx Corp.* ......................      11,600      26,825
 Kellwood Co. .........................       6,200     138,725
 Oxford Industries, Inc. ..............      51,700     998,456
 Phillips-Van Heusen Corp. ............      50,900     458,100
 Stride Rite Corp. ....................     111,300     660,844
                                                      ---------
                                                      2,677,363
                                                      ---------
 Department & Chain Stores 3.2%
 Burlington Coat Factory Warehouse
    Corp.                                    28,500     334,875
 Cato Corp. "A" .......................      47,200     525,100
 Charming Shoppes, Inc.* ..............      80,000     450,000
 Deb Shops, Inc. ......................      54,400     540,600
 Dress Barn, Inc.* ....................      71,600   1,485,700
 Goody's Family Clothing, Inc.* .......      97,000     506,219
 Jo-Ann Stores, Inc. "A"* .............      10,400      75,400
 Shopko Stores, Inc.* .................      61,600     889,350
 Value City Department Stores, Inc.* ..      39,800     348,250
                                                      ---------
                                                      5,155,494
                                                      ---------
 Home Furnishings 0.9%
 Haverty Furniture Co., Inc. ..........     115,000   1,329,688
 Mikasa, Inc. .........................       7,500      72,656
                                                      ---------
                                                      1,402,344
                                                      ---------
 Hotels & Casinos 2.1%
 Aztar Corp.* .........................      66,400   1,012,600
 Pinnacle Entertainment, Inc.* ........      78,900   1,543,481
 Prime Hospitality Corp.* .............      93,500     888,250
                                                      ---------
                                                      3,444,331
                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                            Shares       Value ($)
--------------------------------------------------------------------------------

 Recreational Products 0.6%
 Coachmen Industries, Inc. ............      64,100     665,038
 Thor Industries, Inc. ................      13,100     308,669
                                                      ---------
                                                        973,707
                                                      ---------
 Restaurants 1.7%
 NPC International, Inc.* .............      78,200     684,250
 O'Charley's, Inc.* ...................      35,700     477,488
 Rainforest Cafe, Inc.* ...............     132,800     282,200
 Ryan's Family Steak Houses, Inc.* ....     137,100   1,251,038
                                                      ---------
                                                      2,694,976
                                                      ---------
 Specialty Retail 3.2%
 Avis Group Holdings, Inc.* ...........      32,700     731,663
 Central Garden & Pet Co.* ............      40,200     296,475
 Friedman's, Inc., "A" ................     104,300     599,725
 Lithia Motors, Inc., "A"* ............       4,900      59,106
 PETCO Animal Supplies, Inc.* .........      31,300     620,131
 Pier 1 Imports, Inc. .................       6,000      71,625
 Scotts Company, "A"* .................      10,100     329,513
 Systemax, Inc.* ......................      73,900     272,506
 Trans World Entertainment Corp.* .....     115,600   1,394,425
 United Auto Group, Inc.* .............      56,600     442,188
 United Retail Group, Inc.* ...........      55,000     321,406
                                                      ---------
                                                      5,138,763
                                                      ---------
 Consumer Staples 5.7%
 Alcohol & Tobacco 0.5%
 Schweitzer-Mauduit International, Inc.      61,900     820,175

 Consumer Electronic & Photographic 0.5%
 Applica, Inc.* .......................      78,200     811,325

 Consumer Specialties 0.1%
 Russ Berrie & Co., Inc. ..............       5,300     104,013

 Food & Beverage 3.8%
 Earthgrains Co. ......................      30,000     600,000
 Imperial Sugar Co. ...................     121,400     197,275
 International Multifoods Corp. .......      10,400     181,350
 J & J Snack Foods Corp.* .............      24,300     361,463
 Lance, Inc. ..........................      52,900     515,775
 Michael Foods, Inc. ..................      61,200   1,468,800
 Performance Food Group Co.* ..........       5,600     184,450

    The accompanying notes are an integral part of the financial statements.

                                           Shares    Value ($)
--------------------------------------------------------------------------------

 Pilgrim's Pride Corp. ..............     121,300     879,425
 Pilgrim's Pride Corp. "A" ..........      54,150     284,288
 Riviana Foods, Inc. ................      88,900   1,444,625
                                                    ---------
                                                    6,117,451
                                                    ---------
 Textiles 0.8%
 Collins & Aikman Corp. .............      14,200      81,650
 Polymer Group, Inc. ................     110,600     850,238
 Springs Industries, Inc. "A" .......      12,800     412,800
                                                    ---------
                                                    1,344,688
                                                    ---------
 Health 2.4%
 Health Industry Services 1.4%
 AmeriPath, Inc.* ...................      77,100     978,206
 DVI, Inc.* .........................      44,400     771,450
 Hanger Orthopedic Group, Inc.* .....       5,500      22,344
 US Oncology, Inc.* .................     100,100     500,500
                                                    ---------
                                                    2,272,500
                                                    ---------
 Hospital Management 0.6%
 Coventry Health Care, Inc.* ........      45,600     763,800
 Quorum Health Group, Inc.* .........      18,200     196,788
                                                    ---------
                                                      960,588
                                                    ---------
 Medical Supply & Specialty 0.4%
 Cooper Companies, Inc. .............      12,300     432,038
 Laboratory Corp. of America
    Holdings* .......................       2,620     257,415
                                                    ---------
                                                      689,453
                                                    ---------
 Financial 15.9%
 Banks 5.6%
 Bok Financial Corp.* ...............      22,727     416,188
 Dime Community Bancshares ..........      52,400     897,350
 Downey Financial Corp. .............      26,200     917,000
 First Citizens BancShares, Inc. "A"        1,200      73,200
 First Federal Financial Corp.* .....     121,900   1,950,400
 First Republic Bank* ...............      20,400     443,700
 First Sentinel Bancorp, Inc. .......      40,800     355,088
 First Washington Bancorp, Inc. .....      31,300     430,375
 GBC Bancorp ........................      56,000   1,820,000
 MAF Bancorp, Inc. ..................      50,600   1,008,838
 PFF Bancorp, Inc. ..................      18,300     317,963
 Westcorp, Inc. .....................      35,800     465,400
                                                    ---------
                                                    9,095,502
                                                    ---------

    The accompanying notes are an integral part of the financial statements.

                                               Shares       Value ($)
--------------------------------------------------------------------------------

 Insurance 8.3%
 Delphi Financial Group, Inc. "A"* .....       32,904    1,266,804
 Farm Family Holdings, Inc.* ...........       13,500      449,719
 Fidelity National Financial, Inc. .....       55,658      984,451
 Harleysville Group, Inc. ..............       74,900    1,362,244
 Kansas City Life Insurance Co. ........       12,300      351,703
 LandAmerica Financial Group, Inc. .....       54,600    1,324,050
 National Western Life Insurance Co.* ..       12,800      940,800
 PMA Capital Corp. .....................       57,400    1,011,675
 Penn Treaty American Corp.* ...........       51,300      820,800
 Philadelphia Consolidated Holding Corp.       27,700      448,394
 RLI Corp. .............................       37,200    1,302,000
 Selective Insurance Group, Inc. .......       37,500      691,406
 Stewart Information Services Corp. ....       61,600      816,200
 The Midland Co. .......................       28,900      765,850
 Triad Guaranty, Inc.* .................       38,000      921,500
                                                        ----------
                                                        13,457,596
                                                        ----------
 Other Financial Companies 1.8%
 Advanta Corp. "A" .....................       42,200      482,663
 Doral Financial Corp. .................       25,100      326,300
 Resource America, Inc. "A" ............       63,700      485,713
 Walter Industries, Inc. ...............      142,100    1,554,219
                                                        ----------
                                                         2,848,895
                                                        ----------
 Real Estate 0.2%
 CB Richard Ellis Services, Inc.* ......       27,600      313,950

 Service Industries 4.7%
 EDP Services 0.7%
 Pomeroy Computer Resources, Inc.* .....       68,700    1,167,900
                                                        ----------

 Environmental Services 0.4%
 URS Corp.* ............................       42,800      642,000
                                                        ----------

 Investment 1.3%
 Advest Group, Inc. ....................       82,400    2,157,850
                                                        ----------

 Miscellaneous Commercial Services 1.6%
 Comfort Systems USA, Inc.* ............       66,600      295,538
 Encompass Services Corp.* .............       54,611      266,229
 IT Group, Inc.* .......................       40,500      177,188
 Morrison Knudsen Corp.* ...............      109,600    1,054,900

    The accompanying notes are an integral part of the financial statements.

                                              Shares      Value ($)
--------------------------------------------------------------------------------

 Personnel Group of America, Inc.* .....      97,000     309,188
 Wackenhut Corp., "A"* .................      28,800     387,000
                                                       ---------
                                                       2,490,043
                                                       ---------
 Miscellaneous Consumer Services 0.5%
 CDI Corp.* ............................      22,300     443,213
 National Equipment Services, Inc.* ....      66,000     346,500
                                                       ---------
                                                         789,713
                                                       ---------
 Printing/Publishing 0.2%
 Standard Register Co. .................      24,000     307,500
                                                       ---------

 Durables 10.0%
 Aerospace 5.0%
 Curtiss-Wright Corp. ..................      71,300   2,767,331
 GenCorp, Inc. .........................      71,000     563,563
 Kaman Corp. "A" .......................     107,600   1,345,000
 Kellstrom Industries, Inc.* ...........      34,100     191,813
 Primex Technologies, Inc. .............      75,600   1,743,525
 Sequa Corp. "A"* ......................      34,700   1,481,256
                                                       ---------
                                                       8,092,488
                                                       ---------
 Automobiles 1.6%
 A.O. Smith Corp. ......................      12,700     204,788
 Dura Automotive Systems, Inc.* ........      44,427     458,153
 Oshkosh Truck Corp. ...................      20,800     704,600
 Simpson Industries, Inc. ..............      88,000     715,000
 Tower Automotive, Inc.* ...............      39,500     481,406
                                                       ---------
                                                       2,563,947
                                                       ---------
 Construction/Agricultural Equipment 0.3%
 Terex Corp.* ..........................      30,500     503,250
                                                       ---------

 Leasing Companies 2.9%
 AMERCO* ...............................      20,000     395,000
 Aaron Rents, Inc. .....................      38,200     553,900
 Dollar Thrifty Automotive Group, Inc.*       54,700   1,029,044
 Electro Rent Corp.* ...................      37,800     470,138
 McGrath Rentcorp ......................      73,000   1,104,125
 Rollins Truck Leasing Corp. ...........     154,800   1,102,950
                                                       ---------
                                                       4,655,157
                                                       ---------
 Telecommunications Equipment 0.2%
 Superior TeleCom, Inc. ................      40,376     350,767
                                                       ---------

    The accompanying notes are an integral part of the financial statements.

                                        Shares     Value ($)
--------------------------------------------------------------------------------

 Manufacturing 14.1%
 Chemicals 0.9%
 Arch Chemicals, Inc. ............       6,300     126,000
 Ethyl Corp. .....................     103,200     206,400
 Stepan Co. ......................      50,000   1,100,000
                                                 ---------
                                                 1,432,400
                                                 ---------
 Containers & Paper 1.5%
 Alltrista Corp.* ................      20,100     447,225
 Chesapeake Corp. ................      22,100     578,744
 P.H. Glatfelter Co. .............     139,000   1,407,375
                                                 ---------
                                                 2,433,344
                                                 ---------
 Diversified Manufacturing 3.4%
 Barnes Group, Inc. ..............      21,700     428,575
 Griffon Corp.* ..................     171,200   1,070,000
 Myers Industries, Inc. ..........      53,680     717,970
 NCH Corp. .......................      40,800   1,555,500
 SPS Technologies, Inc.* .........      36,100   1,619,988
                                                 ---------
                                                 5,392,033
                                                 ---------
 Electrical Products 0.5%
 C&D Technologies, Inc. ..........      10,900     441,450
 Stoneridge, Inc.* ...............      49,000     407,313
                                                 ---------
                                                   848,763
                                                 ---------
 Hand Tools 0.5%
 L.S. Starrett Corp. .............      43,200     785,700
                                                 ---------

 Industrial Specialty 1.1%
 CoorsTek, Inc.* .................       7,725     332,658
 Fleetwood Enterprises, Inc. .....      26,100     337,669
 Gardner Denver, Inc.* ...........      55,200     810,750
 General Cable Corp. .............      37,400     322,575
                                                 ---------
                                                 1,803,652
                                                 ---------
 Machinery/Components/Controls 4.1%
 Intermet Corp. ..................      60,800     440,800
 MascoTech, Inc. .................      99,500   1,144,250
 Mueller Industries, Inc.* .......      29,800     866,063
 Reliance Steel & Aluminum Co. ...      82,350   1,729,350
 Shaw Group, Inc.* ...............      10,800     508,950
 Woodward Governor Co. ...........      57,500   1,897,500
                                                 ---------
                                                 6,586,913
                                                 ---------

    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------

 Office Equipment/Supplies 0.8%
 Interface, Inc. ......................      59,800     306,475
 United Stationers, Inc.* .............      34,500   1,004,813
                                                      ---------
                                                      1,311,288
                                                      ---------
 Wholesale Distributors 1.1%
 Applied Industrial Technologies, Inc.       45,425     732,478
 Hughes Supply, Inc. ..................      50,950     964,866
 Watsco, Inc. .........................       3,600      50,175
                                                      ---------
                                                      1,747,519
                                                      ---------
 Miscellaneous 0.2%
 Wabash National Corp. ................      34,400     369,800
                                                      ---------

 Technology 2.8%
 Diverse Electronic Products 0.1%
 Esterline Technologies Corp.* ........       7,700     113,575
                                                      ---------

 Electronic Components/Distributors 1.6%
 Pioneer-Standard Electronics, Inc. ...     131,400   1,773,900
 Rogers Corp.* ........................      22,800     815,100
                                                      ---------
                                                      2,589,000
                                                      ---------
 Office/Plant Automation 0.3%
 CACI International, Inc.* ............      28,100     477,700
                                                      ---------

 Precision Instruments 0.7%
 Moog, Inc. "A"* ......................      39,300   1,139,700
                                                      ---------

 Semiconductors 0.0%
 Exar Corp.* ..........................         600      55,688
                                                      ---------

 Miscellaneous 0.1%
 Paxar Corp.* .........................      16,700     206,663
                                                      ---------

 Metals & Minerals 1.5%
 Steel & Metals
 Commercial Metals Co. ................      36,100   1,060,438
 Gibraltar Steel Corporation ..........      49,500     757,969
 Shiloh Industries, Inc.* .............      85,000     563,125
                                                      ---------
                                                      2,381,532
                                                      ---------

    The accompanying notes are an integral part of the financial statements.

                                             Shares       Value ($)
--------------------------------------------------------------------------------

 Construction 12.5%
 Building Materials 3.2%
 Ameron International Corp. ...........       50,500    1,893,750
 Florida Rock Industries, Inc. ........       32,400    1,166,400
 Texas Industries, Inc. ...............       33,800    1,096,388
 Universal Forest Products, Inc. ......       73,700      925,856
                                                       ----------
                                                        5,082,394
                                                       ----------
 Building Products 2.5%
 Dal-Tile International, Inc.* ........        5,500       49,500
 Emcor Group, Inc.* ...................       26,700      625,781
 NCI Building Systems, Inc.* ..........       75,800    1,430,725
 Nortek, Inc.* ........................       58,600    1,150,025
 Pitt-Des Moines, Inc. ................       26,600      776,388
                                                       ----------
                                                       4,032,419
                                                       ----------
 Homebuilding 6.8%
 Crossmann Communities, Inc.* .........       38,500      577,500
 D.R. Horton, Inc. ....................       31,200      483,600
 Del Webb Corp.* ......................       74,700    1,139,175
 Lennar Corp. .........................       36,096      866,304
 MDC Holdings, Inc. ...................       52,700    1,054,000
 NVR, Inc.* ...........................       45,200    2,785,450
 Ryland Group, Inc. ...................       62,200    1,244,000
 Skyline Corp. ........................       41,100      829,706
 Standard Pacific Corp. ...............      124,000    1,573,250
 Toll Brothers, Inc.* .................       19,900      481,331
                                                       ----------
                                                       11,034,316
                                                       ----------
 Transportation 6.4%
 Air Freight 0.2%
 Offshore Logistics, Inc.* ............       18,200      229,775
                                                       ----------

 Airlines 1.3%
 Alaska Air Group, Inc.* ..............       42,300    1,160,606
 America West Holdings Corp. "B"* .....       47,500      762,969
 Atlantic Coast Airlines Holdings, Inc.        3,200      118,000
 Frontier Airlines, Inc.* .............        4,000       71,750
                                                       ----------
                                                        2,113,325
                                                       ----------
 Trucking 4.9%
 American Freightways Corp.* ..........       42,900      744,047
 Arnold Industries, Inc. ..............       30,300      414,731
 Consolidated Freightways Corp.* ......       43,400      191,231
 J.B. Hunt Transport Services, Inc. ...       18,800      278,475

    The accompanying notes are an integral part of the financial statements.

                                       Shares       Value ($)
--------------------------------------------------------------------------------

 Landstar System, Inc.* ..........       3,200     174,200
 M.S. Carriers, Inc.* ............      23,200     465,450
 Roadway Express, Inc. ...........     104,800   2,489,000
 U.S. Xpress Enterprises, Inc.
    "A"*                                86,400     704,700
 USFreightways Corp. .............      39,900   1,107,225
 Yellow Corp.* ...................      83,700   1,344,431
                                                 ---------
                                                 7,913,490
                                                 ---------
 Utilities 8.5%
 Electric Utilities 5.9%
 Cleco Corp. .....................      88,700   3,270,813
 El Paso Electric Co.* ...........     278,200   3,581,825
 Northwestern Corp. ..............     111,900   2,573,682
                                                 ---------
                                                 9,426,320
                                                 ---------
 Natural Gas Distribution 2.6%
 Energen Corp. ...................     100,600   2,263,500
 NUI Corp. .......................      69,300   1,953,394
                                                 ---------
                                                 4,216,894
                                                 ---------
 Miscellaneous 0.1%
 Miscellaneous
 ArvinMeritor, Inc.* .............      13,200     206,250
                                                 ---------

--------------------------------------------------------------------------------
Total Common Stocks (Cost $170,337,499)        157,974,182
--------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0%
   (Cost $173,806,499) (a)                     161,443,182
--------------------------------------------------------------------------------

*    Non-income producing.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $173,806,499. At July 31, 2000, net unrealized depreciation for all securities based on tax cost was $12,363,317. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $18,096,638 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $30,459,955.

    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of July 31, 2000
--------------------------------------------------------------------------------

Assets
--------------------------------------------------------------------------------

Investments in securities, at value (cost $173,806,499) .   $ 161,443,182
Receivable for investments sold .........................         268,833
Dividends receivable ....................................          94,023
Interest receivable .....................................             629
Receivable for Fund shares sold .........................         161,304
Deferred organization expenses ..........................           1,555
Due from Adviser ........................................         398,385
Other assets ............................................           1,252
                                                            -------------
Total assets ............................................     162,369,163

Liabilities
--------------------------------------------------------------------------------

Due to custodian bank ...................................           2,562
Payable for Fund shares redeemed ........................       1,237,431
Accrued reorganization costs ............................          87,212
Accrued Trustees' fees and expenses .....................          63,108
Other accrued expenses and payables .....................         240,424
                                                            -------------
Total liabilities .......................................       1,630,737
--------------------------------------------------------------------------------
Net assets, at value                                        $ 160,738,426
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------

Net assets consist of:
Undistributed net investment income .....................         135,409
Net unrealized appreciation (depreciation) on investments     (12,363,317)
Accumulated net realized gain (loss) ....................     (14,615,511)
Paid-in capital .........................................     187,581,845
--------------------------------------------------------------------------------
Net assets, at value                                        $ 160,738,426
--------------------------------------------------------------------------------

Net Asset Value
--------------------------------------------------------------------------------

NetAsset Value, offering and redemption price per share
   ($160,738,426 / 9,695,250 outstanding shares of
   beneficial interest, $.01 par value, unlimited           -------------
   number of shares authorized) .........................   $       16.58
                                                            -------------

    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
Statement of Operations for the year ended July 31, 2000
--------------------------------------------------------------------------------

Investment Income
--------------------------------------------------------------------------------
Income:
Dividends .....................................................   $  2,782,481
Interest ......................................................        246,601
                                                                  ------------
Total Income ..................................................      3,029,082
                                                                  ------------
Expenses:
Management fee ................................................      1,589,183
Services to shareholders ......................................      1,842,766
Custodian and accounting fees .................................         92,678
Auditing ......................................................         33,331
Legal .........................................................         17,099
Trustees' fees and expenses ...................................         93,928
Reports to shareholders .......................................         55,228
Registration fees .............................................         35,071
Amortization of organization expenses .........................          4,553
Reorganization ................................................        111,559
Other .........................................................         16,177
                                                                  ------------
Total expenses, before expense reductions .....................      3,891,573
Expense reductions ............................................     (1,106,374)
                                                                  ------------
Total expenses, after expense reductions ......................      2,785,199
--------------------------------------------------------------------------------
Net investment income (loss)                                           243,883
--------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
--------------------------------------------------------------------------------

Net realized gain (loss) from investments .....................     (8,457,957)
Net unrealized appreciation (depreciation) during the period on
   investments ................................................    (33,938,245)
--------------------------------------------------------------------------------
Net gain (loss) on investment transactions                         (42,396,202)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations   $(42,152,319)
--------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.

------------------------------------------------------------------------------------
Statements of Changes in Net Assets
------------------------------------------------------------------------------------

                                   Year Ended July   Eleven Months
                                         31,        Ended July 31,     Year Ended
Increase (Decrease) in Net Assets        2000            1999        August 31, 1998
------------------------------------------------------------------------------------
Operations:
Net investment income (loss) ....   $     243,883    $     273,203    $     746,953
                                                                      -------------
Net realized gain (loss) on
   investment transactions ......      (8,457,957)      (6,157,554)       2,367,119
                                                                      -------------
Net unrealized appreciation
   (depreciation) on investment
   transactions during the period     (33,938,245)      33,001,223      (39,604,194)
                                    -------------    -------------    -------------
                                                                      -------------
Net increase (decrease) in net
   assets resulting from
   operations ...................     (42,152,319)      27,116,872      (36,490,122)
                                    -------------    -------------    -------------
Distributions to shareholders
   from:
Net investment income ...........        (257,874)        (638,982)        (197,998)
                                    -------------    -------------    -------------
Net realized gains ..............            --         (1,915,016)      (2,969,965)
                                    -------------    -------------    -------------
Fund share transactions:
Proceeds from shares sold .......      47,191,147      153,893,420      225,960,585
Reinvestment of distributions ...         240,308        2,401,901        3,041,559
Cost of shares redeemed .........    (138,417,091)    (123,819,127)     (76,441,815)
Redemption fees .................         116,572          299,293          378,256
                                    -------------    -------------    -------------
Net increase (decrease) in net
   assets from Fund share
   transactions .................     (90,869,064)      32,775,487      152,938,585
                                    -------------    -------------    -------------
Increase (decrease) in net assets    (133,279,257)      57,338,361      113,280,500
Net assets at beginning of period     294,017,683      236,679,322      123,398,822
Net assets at end of period
   (including undistributed net
   investment income of $135,409,
   $129,292 and $124,951,           -------------    -------------    -------------
   respectively) ................   $ 160,738,426    $ 294,017,683    $ 236,679,322
                                    -------------    -------------    -------------

Other Information
------------------------------------------------------------------------------------

Shares outstanding at beginning
   of period ....................      15,158,488       13,410,779        6,303,515
                                    -------------    -------------    -------------
Shares sold .....................       2,794,707        8,373,062       10,582,782
Shares issued to shareholders in
   reinvestment of distributions           14,381          126,950          148,152
Shares redeemed .................      (8,272,326)      (6,752,303)      (3,623,670)
                                    -------------    -------------    -------------
Net increase (decrease) in Fund
   shares .......................      (5,463,238)       1,747,709        7,107,264

Shares outstanding at end of        -------------    -------------    -------------
   period .......................       9,695,250       15,158,488       13,410,779
                                    -------------    -------------    -------------

    The accompanying notes are an integral part of the financial statements.

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

------------------------------------------------------------------------------------
                                   2000(b)   1999(c)    1998(d)  1997(d)   1996(e)
------------------------------------------------------------------------------------
Net asset value, beginning of
period                             $19.40  $17.65       $19.58   $13.57   $12.00
                                   -------------------------------------------------
------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------
  Net investment income (loss) (a)    .02     .02          .07      .01      .07
------------------------------------------------------------------------------------
  Net realized and unrealized gain
  (loss) on investment transactions (2.83)   1.90        (1.71)    6.03     1.53
                                   -------------------------------------------------
------------------------------------------------------------------------------------
  Total from investment operations  (2.81)   1.92        (1.64)    6.04     1.60
------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------
  Net investment income              (.02)   (.05)        (.02)    (.03)    (.05)
------------------------------------------------------------------------------------
  Net realized gains on investment
  transactions                         --    (.14)        (.30)    (.01)      --
                                   -------------------------------------------------
------------------------------------------------------------------------------------
  Total distributions                (.02)   (.19)        (.32)    (.04)    (.05)
------------------------------------------------------------------------------------
  Redemption fees                     .01     .02          .03      .01      .02
------------------------------------------------------------------------------------
Net asset value, end of period     $16.58  $19.40       $17.65   $19.58   $13.57
                                   -------------------------------------------------
------------------------------------------------------------------------------------
Total Return (%)                   (14.43) (10.96(f)(g)* (8.45)   44.67(f) 13.54(f)(g)**
------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------
Net assets, end of period
($ millions)                          161     294          237      123       41
------------------------------------------------------------------------------------
Ratio of expenses before expense
reductions (%)                       1.84(h) 1.59*        1.39     1.63     2.61*
------------------------------------------------------------------------------------
Ratio of expenses after expense
reductions (%)                       1.32(h) 1.32*        1.39     1.50     1.50*
------------------------------------------------------------------------------------
Ratio of net investment income
(loss) (%)                            .12     .11*         .31      .07      .67*
------------------------------------------------------------------------------------
Portfolio turnover rate (%)            29      34*          23       44       34*
------------------------------------------------------------------------------------

(a)  Based on monthly average shares outstanding during the period.

(b)  For the year ended July 31, 2000.

(c) For the eleven months ended July 31, 1999. On September 16, 1998, the Trustees of the Fund changed the fiscal year end from August 31 to July 31.

(d)  For the year ended August 31.

(e) For the period of October 6, 1995 (commencement of operations) to August 31, 1996.

(f)  Total returns would have been lower had certain expenses not been reduced.

(g) Total returns do not reflect the effect to the shareholder of the 1% redemption fee on shares held less than one year.

(h) The ratios of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions were 1.76% and 1.25%, respectively (see Notes to Financial Statements).

*    Annualized

**   Not annualized

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Small Company Value Fund (the "Fund") is a diversified series of Scudder Securities Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

On September 16, 1998, the Fund changed its fiscal year end for financial reporting and federal income tax purposes to July 31 from August 31.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amoritized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At July 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $2,744,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until July 31, 2007 ($135,000) and July 31, 2008 ($2,609,000), the respective expiration dates or whichever occurs first. In addition, from November 1, 1999 through July 31, 2000, the Fund incurred approximately $11,871,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the fiscal year ending July 31, 2001.

Distribution of Income and Gains. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

Organization Costs. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

Redemption Fees. In general, shares of the Fund may be redeemed at net asset value. However, upon the redemption or exchange of shares held by shareholders for less than one year, a fee of 1% of the current net asset value of the shares will be assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

B. Purchases and Sales of Securities

During the year ended July 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $59,693,548 and $148,946,977, respectively.

C. Related Parties

Under the Investment Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. (the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.75% of the Fund's average daily net assets computed and accrued daily and payable monthly. In addition, during the period, the Adviser maintained the annualized expenses of the Fund at not more than 1.25% of average daily net assets. Certain expenses, such as reorganization, taxes, brokerage, and interest expense are excluded from the expense limitation. For the year ended July 31, 2000, the Adviser did not impose a portion of its management fee which amounted to $1,067,391, and the amount imposed amounted to $521,792, which was equivalent to an annualized effective rate of 0.25% of the Fund's average daily net assets.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SSC aggregated $556,594, of which $36,746 was unpaid at July 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. For the year ended July 31, 2000, the amount charged to the Fund by STC aggregated $1,106,826, of which $93,738 was unpaid at July 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended July 31, 2000, the amount charged to the Fund by SFAC aggregated $71,632, of which $5,494 was unpaid at July 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC, and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Fund will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. At July 31, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $46,249.

The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended July 31, 2000, Trustees' fees and expenses aggregated $36,658. In addition, a one-time fee of $57,270 was accrued for payment to those Trustees not affiliated with the Adviser who are not standing for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will also benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $28,634 of such costs.

D. Expense Off-Set Arrangements

The Fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the year ended July 31, 2000, the Fund's custodian and transfer agent fees were reduced by $4,028 and $6,321, respectively, under these arrangements.

E. Line of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

F. Reorganization

In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

Report of Independent Accountants
--------------------------------------------------------------------------------

To the Trustees of Scudder Securities Trust and the Shareholders of Scudder Small Company Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Small Company Value Fund (the "Fund") at July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Boston, Massachusetts                                 PricewaterhouseCoopers LLP
September 14, 2000

Tax Information
--------------------------------------------------------------------------------

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2000 qualified for the dividends received deduction.

Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------

A Special Meeting of Shareholders (the "Meeting") of Scudder Small Company Value Fund (the "fund") was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1.   To elect Trustees of the fund.

                                                         Number of Votes:
   Trustee                                          For              Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                            4,934,342           150,608
   Linda C. Coughlin                               4,931,535           153,416
   Dawn-Marie Driscoll                             4,933,887           151,063
   Edgar R. Fiedler                                4,930,180           154,770
   Keith R. Fox                                    4,931,180           153,770
   Joan E. Spero                                   4,930,030           154,919
   Jean Gleason Stromberg                          4,931,947           153,003
   Jean C. Tempel                                  4,933,285           151,665
   Steven Zaleznick                                4,930,024           154,925
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the current fiscal year.

                                Number of Votes:
                                                                      Broker
         For                Against              Abstain            Non-Votes*
--------------------------------------------------------------------------------
      4,950,437              71,980               62,533                 0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Trustees

 Linda C. Coughlin*
   o  President and Trustee

 Henry P. Becton, Jr.
   o  Trustee; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Trustee; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Trustee; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Trustee; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Trustee; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Trustee; Consultant

 Jean C. Tempel
   o  Trustee; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o  Trustee; President and
      Chief Executive Officer,
      AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Peter Chin*
   o  Vice President

 J. Brooks Dougherty*
   o  Vice President

 James M. Eysenbach*
   o  Vice President

 James E. Fenger*
   o  Vice President

 William F. Glavin*
   o  Vice President

 Sewall F. Hodges*
   o  Vice President

 James E. Masur*
   o  Vice President

 Ann M. McCreary*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary



 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series--               Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio
  Scudder Pathway Growth Portfolio          Choice Series
                                              Scudder Health Care Fund
U.S. Growth and Income                        Scudder Technology Fund
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund


                                       40

--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 2291
                           Boston, Massachusetts
                           02107-2291

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 2540
                           Boston, Massachusetts
                           02208-2540

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

Notes
--------------------------------------------------------------------------------

About the Fund's Adviser


SCUDDER
INVESTMENTS (SM)
[LOGO]



PO Box 2291
Boston, MA 02107-2291
1-800-SCUDDER
www.scudder.com


A member of the [LOGO] Zurich Financial Services Group



Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.